Exhibit 99.1

Joint Filer Information

(Other Reporting Persons)

Name:	Marcin Czernik
Address:	c/o Chione Limited Simou Menardou 5 Kifisia Court, Office 225 6015 Larnaca, Cyprus

Designated Filer:	Chione Limited
Issuer & Ticker Symbol:	Acrivon Therapeutics, Inc. [ACRV]
Date of Earliest Transaction Required to Be Reported:	11/9/22
Relationship of Reporting Persons to Issuer: If Amendment, Date Original Filed (Month/Day/Year): Individual or Joint/Group Filing: Signature and Date:	10% Owner Not Applicable Form filed by More than One Reporting Person Marcin Czernik, by /s/ Shalom Leaf, as attorney-in fact by power of attorney 11/14/22

Name:	Andreas Hadjimichael
Address:	c/o Chione Limited Simou Menardou 5 Kifisia Court, Office 225 6015 Larnaca, Cyprus

Designated Filer:	Chione Limited
Issuer & Ticker Symbol:	Acrivon Therapeutics, Inc. [ACRV]
Date of Earliest Transaction Required to Be Reported:	11/9/22
Relationship of Reporting Persons to Issuer: If Amendment, Date Original Filed (Month/Day/Year): Individual or Joint/Group Filing: Signature and Date:	10% Owner Not Applicable Form filed by More than One Reporting Person Andreas Hadjimichael, by /s/ Shalom Leaf, as attorney-in fact by power of attorney 11/14/22

Name:	Anastasis Nikolaou
Address:	c/o Chione Limited Simou Menardou 5 Kifisia Court, Office 225 6015 Larnaca, Cyprus

Designated Filer:	Chione Limited
Issuer & Ticker Symbol:	Acrivon Therapeutics, Inc. [ACRV]
Date of Earliest Transaction Required to Be Reported:	11/9/22
Relationship of Reporting Persons to Issuer: If Amendment, Date Original Filed (Month/Day/Year): Individual or Joint/Group Filing: Signature and Date:	10% Owner Not Applicable Form filed by More than One Reporting Person Anastasis Nikolaou, by /s/ Shalom Leaf, as attorney-in fact by power of attorney 11/14/22

Name:

Address

Designated Filer:

Issuer & Ticker Symbol:

Date of Earliest Transaction Required to Be Reported:

Relationship of Reporting Persons to Issuer:

If Amendment, Date Original Filed

(Month/Day/Year):

Individual or Joint/Group Filing:

Signature and Date: :

Wiaczeslaw Smolokowski

Chalet Lenotchka

Ch.de Barnoud

1885 Chesieres

Switzerland

Chione Limited

Acrivon Therapeutics, Inc. [ACRV]

11/9/22

10% Owner

Not Applicable

Form filed by More than One Reporting Person

Wiaczeslaw Smolokowski, by /s/ Shalom Leaf,
as attorney-in fact  by power of attorney 11/14/22